Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

COMMON STOCK PAR VALUE $.0.01

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF TORONTO, CANADA, JERSEY CITY, NJ, PITTSBURGH, PA, CANTON, MA AND NEW YORK, NY

Certificate Number ZQ00000000

COEUR MINING

Shares

* * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * *

* * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * *

* * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * *

* * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * *

* * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * *

COEUR MINING, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS.SAMPLE

CUSIP 192108 50 4

ISIN US 1921085049

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO***

FULLY PAID AND NON·ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF $0.01 EACH, OF

Coeur Mining, Inc. transferable on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

President and Chief Executive Officer

Vice President, General Counsel and Secretary

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO)

CO-TRANSFER AGENT AND REGISTRAR,

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE SHAREOWNER SERVICES LLC

TRANSFER AGENT AND REGISTRAR,

By AUTHORIZED SIGNATURE

By AUTHORIZED SIGNATURE 1234567

COEUR MINING

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers Num/No. Denom. Total

1234567890/1234567890 1 1 1

1234567890/1234567890 2 2 2

1234567890/1234567890 3 3 3

1234567890/1234567890 4 4 4

1234567890/1234567890 5 5 5

1234567890/1234567890 6 6 6

Total Transaction 7

COEUR MINING, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT -		Custodian (until age )
(Cust)
under Uniform Transfers to Minors Act
			(Minor)	(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.